EXHIBIT 99.1

Contact:	Investor Relations Contact:
Thomas Stites	Timea Parris
Mindspeed Technologies, Inc.	Mindspeed Technologies, Inc.
(949) 579-3650	(949) 579-6283

MINDSPEED®REPORTS FISCAL 2005 THIRD QUARTER RESULTS

Delivers Revenues of $27.7 Million Achieving High End of Company’s Expectations

NEWPORT BEACH, Calif., July 25, 2005 – Mindspeed Technologies, Inc. (NASDAQ: MSPD), a leading supplier of semiconductor solutions for network infrastructure applications, today announced revenues of $27.7 million for the third quarter of fiscal 2005, which ended June 30, 2005, achieving the high end of its previously announced expectations of approximately flat-to-up-5 percent sequential quarterly revenue growth compared to the $26.6 million reported in the second quarter of fiscal 2005.

     Revenues from multiservice access voice-over-IP (VoIP) solutions grew three percent sequentially over the prior quarter, contributing 32 percent of total third quarter revenues. Revenues from high-performance analog devices were approximately flat sequentially and represented 25 percent of total quarterly revenues. T/E carrier transmission product revenues increased 18 percent sequentially to 26 percent of the total. Revenues from ATM/MPLS network processor solutions declined three percent from the prior quarter to contribute the remaining 17 percent of third quarter revenues.

     “We are very pleased to have achieved the high end of our revenue expectations in the third fiscal quarter and to have reduced our pro forma operating loss by an additional 25 percent sequentially,” said Raouf Halim, Mindspeed’s chief executive officer. “During the past quarter we experienced a significant pick-up in orders across the majority of our product families and across all geographic regions, and we believe that market conditions are beginning to improve.”

     Gross margin for the third quarter of fiscal 2005 was $19.5 million, or 70 percent of revenues. Mindspeed’s pro forma operating loss for the third quarter of fiscal 2005 was $8.0 million, a reduction of 25 percent from the pro forma operating loss of $10.7 million reported in the

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	2

second quarter of fiscal 2005. Presented on a GAAP basis, Mindspeed’s operating loss for the third quarter was $8.7 million, as compared to $18.2 million in the prior quarter. The reduction in the GAAP operating loss includes a $6.2 million decrease in amortization of intangible assets as a result of assets becoming fully amortized.

     Mindspeed’s pro forma net loss for the third quarter of fiscal 2005 was $8.8 million, or $0.09 per share, based on approximately 102.7 million average shares outstanding, compared to the pro forma net loss of $10.9 million, or $0.11 per share, in the prior quarter based on approximately 102.1 million average shares outstanding. Presented on a GAAP basis, the net loss for the third quarter of fiscal 2005 was $9.5 million, or $0.09 per share, compared to $18.4 million, or $0.18 per share in the prior quarter. Combined cash and marketable securities totaled $64.2 million at June 30, 2005.

     As described below, the pro forma results, which are a supplement to financial results based on generally accepted accounting principles (GAAP), exclude amortization of intangible assets and special items. Mindspeed uses pro forma information to evaluate its operating performance and believes this presentation provides investors with additional insight into underlying operating results by excluding amortization of intangible assets and the effects of special items which include restructuring charges, asset impairments and other significant discrete items that may not be indicative of Mindspeed’s core operating results. Cash consumption is the net increase (decrease) in cash and cash equivalents excluding the sale of convertible senior notes, deferred financing costs and purchases and sales of marketable securities. These measures provide an operating perspective not immediately apparent from GAAP operating loss or net loss. In addition, Mindspeed has historically reported similar financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. These measures of earnings and cash flows are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. A reconciliation of the pro forma and GAAP results is included in the accompanying financial data.

Outlook

     Mindspeed expects fourth-quarter revenues to be up approximately 5-to-10 percent sequentially. The company expects overall gross margin to be approximately 69 percent and expects quarterly pro forma operating expenses (which exclude amortization of intangible assets

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	3

and special items) to be approximately $26 million. As a result, Mindspeed expects its fiscal 2005 fourth quarter pro forma operating loss to be approximately 30 percent lower than in the third fiscal quarter, and to further reduce its cash consumption.

Third Quarter Fiscal 2005 Conference Call

     Mindspeed will conduct a conference call to discuss its third quarter fiscal 2005 results this afternoon, Monday, July 25, at 2:00 p.m. PDT/5:00 p.m. EDT. To listen to the conference call via telephone, call 877-804-1919 (domestic) or 334-323-7224 (international); security code: Mindspeed. To listen via the Internet, visit the investor relations section of Mindspeed’s web site at www.mindspeed.com under About Us/Investors. The replay of the conference will be available immediately after the conclusion of the call. The replay will be available on Mindspeed’s web site at www.mindspeed.com or by calling 877-919-4059 (domestic) or 334-323-7226 (international); pass code: 88164922.

About Mindspeed Technologies®

     Headquartered in Newport Beach, Calif., Mindspeed Technologies, Inc. designs, develops and sells semiconductor networking solutions for communications applications in enterprise, access, metropolitan and wide area networks.

     The company’s four key product families include high-performance analog transmission and switching solutions, multiservice access products designed to support voice and data services across wireline and wireless networks, T/E carrier physical-layer and link-layer devices, and ATM/MPLS network processors.

     Mindspeed’s products are used in a wide variety of network infrastructure equipment including voice and media gateways, high-speed routers, switches, access multiplexers, cross-connect systems, add-drop multiplexers and digital loop carrier equipment.

     To learn more, visit us at www.mindspeed.com.

Safe Harbor Statement

     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include the information under the heading “Outlook” and other information regarding the company’s expectations, goals or intentions, including, but not limited to, statements regarding operating and performance trends such as product demand by product family and region, order rates, and market conditions. These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the company and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: market demand for the company’s new and existing products; the company’s ability to reduce its cash consumption; reduction of inventory at key customers; pricing pressures and other competitive factors; order and shipment uncertainty; availability of capital needed for the company’s business; and the company’s ability to maintain operating expenses within anticipated levels. Risks and uncertainties that could cause the company’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Certain Business Risks”, “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended September 30, 2004, as well as similar disclosures in the company’s subsequent SEC filings. Forward-looking statements contained in this press release are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	4

MINDSPEED TECHNOLOGIES, INC.
Pro Forma Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended				Nine months ended
	June 30,	Mar. 31,	Dec. 31,	June 30,	June 30,
	2005	2005	2004	2004	2005	2004
Net revenues	$27,738	$26,644	$26,316	$35,360	$80,698	$92,856
Cost of goods sold (a)	8,207	8,316	7,982	10,155	24,505	26,182

Gross margin	19,531	18,328	18,334	25,205	56,193	66,674

Operating expenses:
Research and development	16,748	18,613	19,604	19,095	54,965	59,639
Selling, general and administrative	10,797	10,430	10,662	12,114	31,889	34,987

Total operating expenses	27,545	29,043	30,266	31,209	86,854	94,626

Pro forma operating loss	(8,014)	(10,715)	(11,932)	(6,004)	(30,661)	(27,952)

Other income (expense), net	(193)	(254)	—	(82)	(447)	267

Pro forma loss before income taxes	(8,207)	(10,969)	(11,932)	(6,086)	(31,108)	(27,685)

Provision for income taxes	561	(63)	398	816	896	1,289

Pro forma net loss	$(8,768)	$(10,906)	$(12,330)	$(6,902)	$(32,004)	$(28,974)

Pro forma net loss per share, basic and diluted	$(0.09)	$(0.11)	$(0.12)	$(0.07)	$(0.31)	$(0.30)

Weighted-average number of shares used in per share computation	102,698	102,075	100,804	99,467	101,859	97,440

Pro forma operating loss, pro forma net loss and pro forma net loss per share exclude the amortization of intangible assets and special charges. A reconciliation of pro forma and GAAP results is presented in the following table.

(a)	Cost of goods sold includes the favorable effect of sales of certain inventories written down to a zero cost basis during fiscal 2001. The favorable effect of such sales, by quarter, was approximately $1.7 million (June 2005), $3.4 million (March 2005), $2.0 million (December 2004) and $2.5 million (June 2004). For the nine months ended June 30, 2005 and 2004, the favorable effect of such sales was $7.2 million and $6.3 million, respectively.

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	5

MINDSPEED TECHNOLOGIES, INC.
Reconciliation of Pro Forma Results to GAAP
(unaudited, in thousands, except per share amounts)

	Three months ended				Nine months ended
	June 30,	Mar. 31,	Dec. 31,	June 30,	June 30,
	2005	2005	2004	2004	2005	2004
Reconciliation of Pro Forma Operating Loss to Operating Loss
Pro forma operating loss	$(8,014)	$(10,715)	$(11,932)	$(6,004)	$(30,661)	$(27,952)
Amortization of intangible assets and special items:
Amortization of intangible assets	824	6,981	12,676	12,609	20,481	37,716
Special charges (b)	(125)	508	5,473	—	5,856	387
Employee separation costs (c)	—	—	—	630	—	630

Operating loss	$(8,713)	$(18,204)	$(30,081)	$(19,243)	$(56,998)	$(66,685)

Reconciliation of Pro Forma Net Loss to Net Loss
Pro forma net loss	$(8,768)	$(10,906)	$(12,330)	$(6,902)	$(32,004)	$(28,974)
Amortization of intangible assets and special items:
Amortization of intangible assets	824	6,981	12,676	12,609	20,481	37,716
Special charges (b)	(125)	508	5,473	—	5,856	387
Employee separation costs (c)	—	—	—	630	—	630

Net loss	$(9,467)	$(18,395)	$(30,479)	$(20,141)	$(58,341)	$(67,707)

Reconciliation of Pro Forma Net Loss Per Share to Net Loss Per Share
Loss per share, basic and diluted:
Pro forma net loss	$(0.09)	$(0.11)	$(0.12)	$(0.07)	$(0.31)	$(0.30)
Amortization of intangible assets and special items	—	(0.07)	(0.18)	(0.13)	(0.26)	(0.39)

Net loss	$(0.09)	$(0.18)	$(0.30)	$(0.20)	$(0.57)	$(0.69)

Reconciliation of Cash Consumption to Net Increase (Decrease) in Cash and Cash Equivalents
Cash consumption	$(7,890)	$(6,727)	$(8,395)	$(4,883)	$(23,012)	$(25,368)
Sale of convertible senior notes	—	—	43,930	—	43,930	—
Deferred financing costs	(18)	(95)	(320)	—	(433)	—
Net sales (purchases) of marketable securities	4,867	(44,875)	(3,253)	—	(43,261)	—

Net increase (decrease) in cash and cash equivalents	$(3,041)	$(51,697)	$31,962	$(4,883)	$(22,776)	$(25,368)

(b)	Special charges consist of asset impairments and restructuring charges.

(c)	Employee separation costs consist of severance benefits payable to certain former officers of the company as a result of organizational changes.

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	6

MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended				Nine months ended
	June 30,	Mar. 31,	Dec. 31,	June 30,	June 30,
	2005	2005	2004	2004	2005	2004
Net revenues	$27,738	$26,644	$26,316	$35,360	$80,698	$92,856
Cost of goods sold (d)	8,207	8,316	7,982	10,155	24,505	26,182

Gross margin	19,531	18,328	18,334	25,205	56,193	66,674

Operating expenses:
Research and development	16,748	18,613	19,604	19,095	54,965	59,639
Selling, general and administrative	10,797	10,430	10,662	12,744	31,889	35,617
Amortization of intangible assets	824	6,981	12,676	12,609	20,481	37,716
Special charges (e)	(125)	508	5,473	—	5,856	387

Total operating expenses	28,244	36,532	48,415	44,448	113,191	133,359

Operating loss	(8,713)	(18,204)	(30,081)	(19,243)	(56,998)	(66,685)

Other income (expense), net	(193)	(254)	—	(82)	(447)	267

Loss before income taxes	(8,906)	(18,458)	(30,081)	(19,325)	(57,445)	(66,418)

Provision for income taxes	561	(63)	398	816	896	1,289

Net loss	$(9,467)	$(18,395)	$(30,479)	$(20,141)	$(58,341)	$(67,707)

Net loss per share, basic and diluted	$(0.09)	$(0.18)	$(0.30)	$(0.20)	$(0.57)	$(0.69)

Weighted-average number of shares used in per share computation	102,698	102,075	100,804	99,467	101,859	97,440

(d)	Cost of goods sold includes the favorable effect of sales of certain inventories written down to a zero cost basis during fiscal 2001. The favorable effect of such sales, by quarter, was approximately $1.7 million (June 2005), $3.4 million (March 2005), $2.0 million (December 2004) and $2.5 million (June 2004). For the nine months ended June 30, 2005 and 2004, the favorable effect of such sales was $7.2 million and $6.3 million, respectively.

(e)	Special charges consist of asset impairments and restructuring charges.

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	7

MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	June 30,	September 30,
	2005	2004
ASSETS
Current Assets
Cash and cash equivalents (f)	$20,862	$43,638
Marketable securities, current (f)	42,473	—
Receivables, net	14,769	19,618
Inventories	10,061	11,986
Other current assets	5,519	6,114

Total current assets	93,684	81,356

Property, plant and equipment, net	16,421	20,979
Intangible assets, net	—	20,385
Other assets (f)	4,243	3,580

Total assets	$114,348	$126,300

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$12,327	$13,112
Deferred revenue	3,358	3,471
Accrued compensation and benefits	8,004	9,282
Restructuring	3,395	2,823
Other current liabilities	3,071	3,586

Total current liabilities	30,155	32,274

Convertible senior notes	44,121	—
Other liabilities	2,788	3,099

Total liabilities	77,064	35,373

Stockholders’ equity	37,284	90,927

Total liabilities and stockholders’ equity	$114,348	$126,300

(f)	Combined cash and marketable securities consist of the following:

	June 30,	September 30,
	2005	2004
Cash and cash equivalents	$20,862	$43,638
Marketable securities, current	42,473	—
Marketable securities, noncurrent, included in other assets	831	—

Combined cash and marketable securities	$64,166	$43,638

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	8

MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Statements of Cash Flows
(unaudited, in thousands)

	Nine months ended
	June 30,
	2005	2004
Cash Flows From Operating Activities
Net loss	$(58,341)	$(67,707)
Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation	7,072	8,605
Amortization of intangible assets	20,481	37,716
Asset impairments	604	—
Inventory provisions	977	2,805
Other non-cash items, net	728	138
Changes in assets and liabilities:
Receivables	5,000	(6,604)
Inventories	948	(10,663)
Accounts payable	(785)	1,092
Deferred revenue	(113)	1,207
Accrued expenses and other current liabilities	173	(1,731)
Other	412	1,892

Net cash used in operating activities	(22,844)	(33,250)

Cash Flows From Investing Activities
Capital expenditures	(3,232)	(3,935)
Sale of assets	149	54
Net purchases of marketable securities	(43,261)	—

Net cash used in investing activities	(46,344)	(3,881)

Cash Flows From Financing Activities
Sale of convertible senior notes	43,930	—
Exercise of stock options and warrants	2,915	11,827
Deferred financing costs	(433)	(64)

Net cash provided by financing activities	46,412	11,763

Net decrease in cash and cash equivalents	(22,776)	(25,368)
Cash and cash equivalents at beginning of period	43,638	80,121

Cash and cash equivalents at end of period	$20,862	$54,753

-more-

Mindspeed Reports Fiscal 2005 Third Quarter Results	9

MINDSPEED TECHNOLOGIES, INC.
Selected Corporate Data
(unaudited, in thousands)

	Three months ended				Nine months ended
	June 30,	Mar. 31,	Dec. 31,	June 30,	June 30,
	2005	2005	2004	2004	2005	2004
Gross margin %	70%	69%	70%	71%	70%	72%

Cash provided by (used in):
Operating activities	$(7,358)	$(5,663)	$(9,823)	$(4,959)	$(22,844)	$(33,250)
Investing activities	4,110	(46,567)	(3,887)	(812)	(46,344)	(3,881)
Financing activities	207	533	45,672	888	46,412	11,763

Net increase (decrease) in cash	$(3,041)	$(51,697)	$31,962	$(4,883)	$(22,776)	$(25,368)

Depreciation (g)	$2,118	$2,355	$2,599	$2,738	$7,072	$8,605
Capital expenditures	769	1,701	762	812	3,232	3,935

Revenues by region:
Americas	$8,314	$9,976	$11,414	$11,451	$29,704	$36,241
Europe	3,399	3,005	3,466	5,866	9,870	14,281
Asia-Pacific	16,025	13,663	11,436	18,043	41,124	42,334

	$27,738	$26,644	$26,316	$35,360	$80,698	$92,856

Revenues by product line:
Multiservice access DSP products	$8,974	$8,744	$6,470	$9,472	$24,188	$21,553
High-performance analog products	6,854	6,916	6,258	9,319	20,028	19,191
T/E carrier products	7,195	6,117	8,425	11,289	21,737	33,977
ATM/MPLS network processor products	4,715	4,867	5,163	5,255	14,745	17,842
Other	—	—	—	25	—	293

	$27,738	$26,644	$26,316	$35,360	$80,698	$92,856

(g)	Does not include amortization of intangible assets.

###